Aggregated Financial Information for Equity Method Investments (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity Method Investments And Joint Ventures [Abstract]
Total current assets	$ 7,982	$ 9,434
Total assets	8,640	10,111
Total current liabilities	1,615	2,040
Total liabilities	1,640	2,063
Total net revenue	2,646	3,847	1,628
Loss from operations	$ (1,959)	$ (1,750)	$ (3,310)